Supplement, dated September 18, 1997, to the prospectus, dated April 25, 1997 of
                Seligman Value Fund Series, Inc. (the "Fund")


      The following supplements the information set forth in the Fund's prospectus under "Purchase of Shares."

      There is no minimum investment required for investors who purchase shares of the Series through wrap fee programs.
                        ------------------------------

      The following supersedes and replaces the information for the Seligman Large-Cap Value Fund under "Annualized Series Operating Expenses" on page 2 of the Fund's prospectus:


Annualized Series Operating Expenses
(as a percentage of average net assets)    Class A      Class B      Class D

Management Fees ........................      .80%         .80%         .80%
12b-1 Fees .............................      .25%        1.00%**      1.00%**
Other Expenses (after  reimbursement)* .      .45%         .45%         .45%
                                              ---          ---          ---
Total Operating Expenses ...............     1.50%        2.25%        2.25%
                                             ====         ====         ====


      The expense table and the example below for the Large-Cap Value Fund reflect a voluntary undertaking by the Manager and the Subadviser to reimburse a portion of "Other Expenses" such that total operating expenses for the current fiscal period will not exceed annualized rates of 1.50%, 2.25%, and 2.25% of the average net assets of the Class A, Class B, and Class D shares, respectively. In the absence of these undertakings, it is estimated that "Total Operating Expenses" would equal approximately 2.32%, 3.07%, and 3.07%, for Class A, Class B, and Class D shares, respectively. There is no guarantee that these undertakings will continue past the end of the current fiscal period.

Example

An investor would pay the following expenses on a $1,000 investment, assuming                            1 year    3 years
   (1)  a  5%  annual  return  and  (2)  redemption  at  the  end  of  each  time period...... Class A   $62       $94
                                                                                               Class B+  $73       $100
                                                                                               Class D   $33++     $70


The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and the 5% annual return used in this example is a hypothetical rate.

 * Estimated based on expenses for the current fiscal period.
**    Includes an annual  distribution fee of up to .75% and an annual service fee of up to .25%. Pursuant to the Rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately for each class. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) a 5% annual return and (2) no redemption at the end of the period, the expenses on a $1,000 investment would be: $23 for 1 year and $70 for 3 years.
 ++ Assuming (1) a 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: $23.

EQVS5-9/97